Exhibit 23.5

                                   CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







         We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 5, 1999, relating to the financial statements of Paradigm Medical Industries, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                              TANNER + CO.


















Salt Lake City, Utah
April 27, 1999